UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2019

Strategic Storage Trust II, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-55617

Maryland	46-1722812
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Amendment No. 1 (this “Amendment”) is being filed by Strategic Storage Trust II, Inc. (the “Company”) to provide the financial statements that were previously omitted from the Current Report on Form 8-K filed on January 30, 2019 (the “Original Report”), relating to the acquisition of Strategic Storage Growth Trust, Inc., a Maryland corporation (“SSGT”) by way of a merger.

The sole purpose of this Amendment is to incorporate by reference certain financial statements of SSGT and include the pro forma information required by Item 9.01, which were excluded from the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of SSGT as of and for the year ended December 31, 2017 and 2016 are incorporated herein by reference from SSGT’s Annual Report on Form 10-K for the year ended December 31, 2017, filed by SSGT with the Securities and Exchange Commission on March 21, 2018 (SEC File No. 000-55616).

The unaudited consolidated financial statements of SSGT as of and for the three and nine months ended September 30, 2018 and 2017 are incorporated herein by reference from SSGT’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018, filed by SSGT on November 13, 2018 (SEC File No. 000-55616).

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated financial statements as of and for the nine months ended September 30, 2018 and for the year ended December 31, 2017 after giving effect to the acquisition of SSGT are filed as Exhibit 99.1 to this Amendment and are included herein by reference.

(d)	Exhibits
Exhibit 23.1	Consent of CohnReznick LLP, independent registered public accounting firm for Strategic Storage Growth Trust, Inc.
Exhibit 23.2	Consent of BDO USA, LLP, independent registered public accounting firm for Strategic Storage Growth Trust, Inc.
Exhibit 99.1	Unaudited pro forma consolidated financial information

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Storage Trust II, Inc.
Date: April 11, 2019	By:	/s/ Matt F. Lopez
Matt F. Lopez
Chief Financial Officer and Treasurer